Financial Instruments	12 Months Ended
Mar. 31, 2024
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments [Text Block]

17. Financial Instruments

The Company's financial instruments consist of cash, accounts receivable, promissory note receivable, finance lease receivables, line of credit, loans payable to related parties, term loan, accounts payable and accrued liabilities, other liabilities, and lease liabilities.

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

Level 1: Unadjusted quoted prices in active markets for identical assets and liabilities;

Level 2: Inputs other than quoted prices that are observable for the asset or liabilities either directly or indirectly; and

Level 3: Inputs that are not based on observable market data

The fair value of the Company's financial instruments approximates their carrying value, unless otherwise noted.

The Company has exposure to the following financial instrument related risks.

Credit risk

The Company's exposure to credit risk is on its cash, accounts receivable, promissory note receivable, and on its finance lease receivables. The maximum exposure to credit risk is their carrying amounts in the consolidated statement of Financial Position.

Cash consists of cash bank balances held in major financial institutions in Canada and the United States with a high credit quality and therefore the Company is exposed to minimal risk. The Company assesses the credit risk of its account receivable, finance lease receivables and promissory note receivable at each reporting period end and on an annual basis. As at March 31, 2024 the Company recognized net allowance for credit losses of $1,319,873 (2023 - net - $94,791) against its accounts receivable (Note 5), and an allowance for credit losses of $131,089 on its promissory note (Note 7) (2023 – nil), as summarized in the table below:

Allowance for credit losses for the year ended March 31, 2024
Allowance for doubtful accounts on accounts receivable	$1,459,243

(less allowance collected during the year)	(139,370)

Net additions to allowance for doubtful accounts on accounts receivable	$1,319,873

plus net additions to allowance for doubtful accounts on promissory note receivable	131,089

Allowance for credit losses	$1,450,962

Liquidity risk

The Company tries to ensure that there is sufficient capital in order to meet short-term business requirements, after taking into account the Company's cash balances and available liquidity on the Company's $8 million operating line of credit. The Company's cash is invested in bank accounts at major financial institutions in Canada and the United States and is available on demand. The continuation of the Company as a going concern is dependent on future cash flows from operations including the successful sale and manufacture of electric vehicles to achieve a profitable level of operations and obtaining necessary financing to fund ongoing operations. The Company's ability to achieve its business objectives is subject to material uncertainty which casts substantial doubt upon the Company's ability to continue as a going concern (Note 1). The Company will continue to rely on additional financings to further its operations and meet its capital requirements.

The following table summarizes the Company's financial commitments by maturity as at March 31, 2024:

March 31, 2024	Less than 3 months	3 to 12 months	One to five years	Thereafter
Line of credit (Note 1)	$7,463,206	$-	$-	$-
Accounts payable and accrued liabilities	2,977,251	-	-	-
Loans payable to related parties	-	-	2,549,120	-
Lease liabilities	261,355	696,329	3,055,463	2,500,000
Term loan facility	-	2,267,897	-	-
Contingent liabilities	-	136,078	166,810	1,088,858
Other liabilities	-	-	25,699	-
	$10,701,812	$3,100,304	$5,797,092	$3,588,858

(1) GreenPower's operating line of credit with the Bank of Montreal is repayable on demand and is therefore recorded as a current liability with less than 3 months to maturity. GreenPower remains in compliance with the financial covenant under the facility and since inception of the loan the Bank of Montreal has not demanded repayment of the facility, however there is no guarantee that the Bank of Montreal will not do so in the future.

As part of the acquisition of Lion Truck Body Inc. that closed on July 7, 2022, the Company would assume a term loan from the seller subject to the seller obtaining the required consents to allow for the assumption of the term loan with principal outstanding of approximately of approximately $1.5 million as at July 7, 2022, an interest rate of 3.75%, a maturity in May 2050, and fixed monthly payments. As at March 31, 2024 the seller has not obtained the required consents for the assumption of the loan and GreenPower has classified the potential assumption of this loan as a contingent liability, per IAS 37, as the assumption of the loan by GreenPower is subject to events that are beyond the Company's control and there is considerable uncertainty over the occurrence of these events (Note 22).

Market risks

Market risk is the risk of loss that may arise from changes in market factors such as interest rates and foreign exchange. The Company is exposed to interest rate risk with respect to its line of credit (Note 12) and its term loan facility (Note 13). Assuming the drawn amounts on the line of credit and term loan facility are unchanged, a 1% change in the base rate or prime rate applicable to these two liabilities would result in a change of approximately $97,000 to comprehensive income/loss.

The Company is exposed to foreign exchange risk as it conducts business in both the United States and Canada. Management monitors its foreign currency balances, but the Company does not engage in any hedging activities to reduce its foreign currency risk.

As at March 31, 2024, the Company was exposed to currency risk through the following financial assets and liabilities in CDN Dollars.

CAD
Cash	$137,887
Accounts Receivable	$66,935
Prepaids and deposits	$147,866
Finance Lease Receivable	$65,315
Accounts Payable and Accrued Liabilities	$(219,636)
Related Party Loan & Interests Payable	$(3,779,798)

The CDN/USD exchange rate as at March 31, 2024 was $0.738 (March 31, 2023 - $0.7389). Based on the net exposure and assuming all other variables remain constant, a 10% change in the appreciation or depreciation of the Canadian dollar relative to the US dollar would result in a change of approximately $358,000 to comprehensive income/loss.